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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2006


                           LASALLE RE HOLDINGS LIMITED
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             (Exact name of registrant as specified in its charter)

                                     BERMUDA
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                 (State or other jurisdiction of incorporation)

                1-12823                              NOT APPLICABLE
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        (Commission File Number)           (I.R.S. Employer Identification No.)

                       C/O MICHAEL MORRISON, JOHN WARDROP
                          JOINT PROVISIONAL LIQUIDATORS
                           LASALLE RE HOLDINGS LIMITED
                        CROWN HOUSE, 4 PAR-LA-VILLE ROAD

         HAMILTON HM 08, BERMUDA                      NOT APPLICABLE
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 (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (441) 295-5063

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

Hamilton, Bermuda (April 19, 2006): The Joint Provisional Liquidators of LaSalle Re Holdings Limited (the "Company") have today given notice to holders of the Company's series A preferred shares, par value $1.00 per share (the "Preferred Shares"), that the first meeting of contributories in the matter of the winding-up of the Company will be held at the offices of KPMG Financial Advisory Services Limited, Crown House, 4 Par-la-Ville Road, Hamilton, Bermuda at 11:30 am on the 28th day of April 2006.

The Joint Provisional Liquidators previously notified holders of Preferred Shares of their intention to limit the Company's public announcements to material events relating to the Company's winding-up (liquidation) proceedings in Bermuda. The Joint Provisional Liquidators also notified holders of Preferred Shares of their intention to disclose any such event to the public by filing with the US Securities and Exchange Commission (SEC) a current report on Form 8-K. The notice being filed on this Form 8-K is one of such events. The Joint Provisional Liquidators previously notified holders of Preferred Shares that reports on the Company's affairs (including the notice being filed herewith) will not be mailed to holders of Preferred Shares, unless the Joint Provisional Liquidators are required to do so or unless the Joint Provisional Liquidators believe, in their sole judgment, that it is in the best interest of the Company's stakeholders.

The Company's current reports on Form 8-K are available free of charge at the SEC's website www.sec.gov.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (a)   None.
       (b)   None.
       (c)   None.
       (d)   Exhibits.


EXHIBIT
NUMBER       DESCRIPTION OF EXHIBITS
-------      -----------------------
  99.1       Notice to Contributories dated April 19, 2006

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         LASALLE RE HOLDINGS LIMITED
                                         (Registrant)


Date:   April 19, 2006                   By: /s/ Michael Morrison
                                             -----------------------------------
                                             Name:  Michael Morrison
                                             Title: Joint Provisional Liquidator



                                         By:
                                             -----------------------------------
                                             Name:  John Wardrop
                                             Title: Joint Provisional Liquidator


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                              EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION OF EXHIBITS
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 Exhibit 99.1        Notice to Contributories dated April 19, 2006